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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              BUFFTON CORPORATION
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               (Name of Registrant as Specified In Its Charter)

                              BUFFTON CORPORATION
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:


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                              BUFFTON CORPORATION

Dear Stockholder:

The Annual Meeting of Stockholders of Buffton Corporation is scheduled to be held on May 16, 1997. Since time is short and your vote is important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, you are requested to vote by using the toll-free ProxyGram procedure. Please follow the simple steps listed below. We thank you for your consideration and support.


       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                      ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1.  Call Toll-Free 1-800-521-8450 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 5062, Buffton Corporation.

3.  State your name, address and telephone number.

4. State your bank or broker at which your shares are held and your control number as shown below:

           Name:              <NA.1>
           Bank/Broker:       <Broker>
           Control number:    <ControlNum>
           Number of shares:  <NumShares>

If you need assistance in voting, please call D.F. King & Co., at
1-800-714-3312.
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                              BUFFTON CORPORATION

                 For the Annual Meeting of Stockholders to be
                               held May 16, 1997

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Buffton Corporation (the "Company") to be held on May 16, 1997 and of the Proxy Statement for Annual Meeting of Stockholders in connection therewith, each dated April 23, 1997, (b) appoints Robert H. McLean and Robert Korman as Proxies, or either of them, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote as designated below, all the shares of Common Stock of the Company held of record by the undersigned on April 11, 1997, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

1.  For the Election of Directors (Proposed by the Company);

  (  ) FOR all nominees listed below      (  ) WITHHOLD AUTHORITY
       (except as marked to the contrary       for all nominees
       below)                                  below

  Alan Tremain, O.B.E, Walter D. Rogers, Jr. and Hampton Hodges

  (INSTRUCTION: To withhold authority for any individual nominee(s), give that nominee(s) name to the operator.

2. Proposal of the Company to approve the sale (the "Proposed Sale") to a wholly owned subsidiary of Danaher Corporation of substantially all of the assets of Current Technology, Inc., an indirect wholly owned subsidiary of the Company.

  (  ) FOR               (  ) AGAINST              (  ) ABSTAIN

3. If the requisite number of Stockholders approve the Proposed Sale, proposal to approve an Amended and Restated Certificate of Incorporation of the Company to (a) effect a change of the name of the Company to BFX Hospitality Group, Inc., and (b) restate the Company's existing Certificate of Incorporation, as amended, into a single document.

  (  ) FOR               (  ) AGAINST              (  ) ABSTAIN
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4.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

             PROXY SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THIS PROXY, FOR RATIFICATION OF THE PROPOSED SALE, FOR RATIFICATION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.